UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

BioSig Technologies, Inc. (the “Company”) filed a Current Report 8-K on February 7, 2023 (the “Original Form 8-K”).

This Amendment No. 1 on Form 8-K/A is being filed to correct the description of the General Release and Severance Agreement with Steve Chaussy, Chief Financial Officer of the Company, under Item 5.02 of the Original Form 8-K and to file the correct copy of such agreement as Exhibit 10.1. No other changes have been made to the Original Form 8-K.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Chief Financial Officer

On February 2, 2023, the BioSig Technologies, Inc. (the “Company”) entered into a General Release and Severance Agreement (the “Release Agreement”) with Steve Chaussy, Chief Financial Officer of the Company, pursuant to which Mr. Chaussy’s employment with the Company will terminate at such point when his services are no longer required (the “Separation Date”).

Pursuant to the Release Agreement, the Company agreed, among other things, to: (i) continue to pay Mr. Chaussy’s base salary through the Separation Date, less applicable taxes and other withholdings, payable in equal installments in accordance with the normal payroll policies of the Company; (ii) continued participation through the Separation Date in the Company’s current employee benefit plans in which Mr. Chaussy has elected to participate and in accordance with the terms and conditions of such benefit plans; (iii) subject to approval by the Company’s Board of Directors (the “Board”) and contingent upon the approval of the Company’s 2023 Long-Term Incentive Plan (the “Plan”) by the Company’s stockholders, the Company has agreed to grant Mr. Chaussy 200,000 restricted shares (the “Tranche A Awarded Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), pursuant to the terms and conditions of the Plan and the Company’s standard Restricted Stock Award Agreement (the “RSA Agreement”); and (iv) upon the successful filing of the Company’s Annual Report on Form 10-K with the U.S. Securities and Exchange Commission on or before April 14, 2023, pay a cash bonus of $200,000 to Mr. Chaussy as severance pay over six months, beginning on the Separation Date. Pursuant to the Release Agreement and provided that Mr. Chaussy executes and does not revoke the Supplemental Release Agreement (as defined in the Release Agreement) before the expiration of the consideration period set forth therein, the Company has also agreed to grant Mr. Chaussy an additional 125,000 restricted shares of Common Stock (the “Tranche B Awarded Shares”, and together with the Tranche A Awarded Shares, the “Awarded Shares”), pursuant to the terms and conditions of the Plan and the Company’s RSA Agreement. The Awarded Shares will be fully vested on the date of grant.

In consideration of the foregoing, Mr. Chaussy agreed to a release of claims against the Company including all of its affiliates, parent companies, subsidiary companies, employees, owners, directors, officers, principals, agents, insurers, and attorneys regarding, among other things, claims arising out of (i) his hiring, compensation, benefits, and employment with the Company, and (ii) his separation from employment with the Company. Mr. Chaussy also agreed to a customary covenant not to sue and a nondisclosure and confidentiality covenant.

The foregoing description of the Release Agreement is qualified in its entirety by reference to the Release Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Appointment of New Chief Financial Officer

On February 2, 2023, the Board appointed Mr. Steve Buhaly as the Chief Financial Officer of the Company, whose employment will commence on February 6, 2023.

In connection with his appointment, Mr. Buhaly’s annual base salary will be $100,000, less applicable payroll deductions and tax withholdings. Subject to approval by the Board and contingent upon the approval of the Plan by the Company’s stockholders, Mr. Buhaly will be awarded stock options to acquire up to 250,000 shares of Common Stock (the “Options”), subject to the terms and conditions of the Plan and the Company’s standard Stock Option Agreement. The Options will be (i) granted on the tenth trading day following the date of Mr. Buhaly’s offer letter (the “Grant Date”), (ii) have an exercise price equal to the arithmetic mean of the sale prices of the Company’s common stock (or the closing bids, if no sales are reported), for the ten trading days immediately preceding the Grant Date, and (iii) have a twelve-month quarterly vesting schedule. Mr. Buhaly is also eligible to receive reimbursement for reasonable business expenses and to participate in customary employment benefits.

Mr. Buhaly, age 66, brings to the Company over thirty years of experience in finance, accounting, general management, product development and manufacturing. Mr. Buhaly has fifteen years of experience as a Chief Financial Officer, having held this position at other companies including Planar Systems Inc. from 2000 to 2005, Longview Fibre Co. from 2006 to 2007, and most recently Qorvo Inc. from 2007 to 2016. Mr. Buhaly was the Chief Financial Officer at TriQuint Semiconductor, Inc. and continued to serve in that role following a merger with RF Micro Devices, Inc., which was then renamed as Qorvo Inc. Since retiring from Qorvo Inc. in mid-2016, he has worked as a freelance consultant and an angel investor. Mr. Buhaly holds a Bachelor of Science degree in Forest Engineering and a Master of Business Administration from University of Washington.

There is no family relationship between Mr. Buhaly and any director or executive officer of the Company. There are no transactions between Mr. Buhaly and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Laidlaw Warrant (incorporated by reference from the Company’s Current Report on Form 8-K originally filed with the Commission on February 7, 2023)
10.1	General Release and Severance Agreement dated February 2, 2023 by and between BioSig Technologies, Inc. and Steve Chaussy
99.1

Press Release, dated February 7, 2023 (incorporated by reference from the Company’s Current Report on Form 8-K originally filed with the Commission on February 7, 2023 and furnished therewith pursuant to Item 7.01)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: February 7, 2023	By: /s/ Kenneth L. Londoner Name: Kenneth L. Londoner Title: Executive Chairman